Ivy Funds

Supplement dated December 1, 2020 to the

Ivy Funds Statement of Additional Information

dated October 30, 2020

Effective January 1, 2021, the amount of time required to elapse for Class C shares of a Fund to convert to Class A shares of such Fund will decrease from 10 years to eight years. Therefore, on that date, the Statement of Additional Information is revised as follows:

∎	The first two paragraphs of page 89, in the section “Trust Shares — The Shares of the Funds,” are deleted and replaced with the following:

Class B and Class C shares are subject to a CDSC and to ongoing distribution and service fees. Class B and Class C shares that have been held by a shareholder for eight years will convert, automatically, eight years after the month in which the shares were purchased, to Class A shares of the Fund. However, Class B and Class C shares that have been held for fewer than eight years also will convert to Class A shares if (i) the Class B or Class C shares are not subject to a CDSC; (ii) a commission was not paid on the sale of such shares; and (iii) such shares represent dividend share holdings in a Fund that are no longer attached to shares originally purchased and funded by the shareholder. All conversions from Class B or Class C shares to Class A shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class B or Class C shares to Class A shares is not considered a taxable event for federal income tax purposes. For investors invested in Class B or Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class B or Class C shares to Class A shares shall not apply to shares held through intermediaries that do not track the length of time that a participant has held such shares.

Supplement	Statement of Additional Information	1